Exhibit 99.1

ZeroNox, a Leader in Off-Highway Electrification of Commercial and Industrial Vehicles, to Become First Public Company of its Kind, Through Merger with The Growth for Good Acquisition Corporation

03/08/2023

⮚	Strong business fundamentals and path to rapid scale due to proprietary electric powertrain platform (“ZEPP”) with lithium-iron phosphate (“LFP”) battery as well as significant OEM and fleet partnerships

⮚	Purpose-built business model to be capital efficient and profitable

⮚	First mover advantage in meeting the large, growing and underserved demand for electric off-highway vehicles

⮚	Revenue generating with proprietary, proven technology, and strong partner manufacturing and distribution capabilities

⮚	Contracted sales providing revenue visibility

⮚	Asset-light business with low Capex cash needs to reach positive EBITDA

⮚	Advancing the Sustainable Development Goals, DGs 7, 9 and 13

⮚	Transaction represents enterprise value of $306 Million for ZeroNox

Porterville, CA and New York, NY, March 8, 2023 – Zero Nox Inc. (“ZeroNox” or the “Company”), a leading provider of sustainable, off-highway vehicle electrification, today announced that it will become the first publicly listed company of its kind through a transaction with The Growth for Good Acquisition Corporation (NASDAQ: GFGD) (“Growth for Good”), a publicly traded special purpose acquisition company. Upon closing, ZeroNox’s common stock is expected to trade on the NASDAQ under the ticker symbol “ZNOX”.

Solving the Pain Points of Scalable Off-Highway Vehicle Electrification

The transportation sector is responsible for one-quarter of all global greenhouse emissions and one-third of all emissions in the United States1. Transitioning today’s fleets and fuels to zero-emission is a top priority of country governments, corporations and consumers wanting to lower their carbon footprint. However, pain points across the value chain have slowed electrification efforts. Reasons cited by manufacturers include the cost and time required to design, develop, and manufacture electric models, a lack of in-house expertise, insufficient infrastructure, and limited options for electric vehicle (“EV”) service and support.

ZeroNox’s product suite and partnership strategy – including its proprietary electric powertrain technology (“ZEPP”), partnerships with OEMs and fleet owners, and infrastructure support – provide the solution to these pain points and more.

As the preeminent electrification partner focused on the off-highway electric vehicle (“OHEV”) market, ZeroNox is at an inflection point for significant growth, unlocking the potential for off-highway electrification to reach scale. The Company’s total addressable market is estimated at ~$1.3 trillion, and spans the global agriculture2, construction3, and mining segments4, as well as the markets for forklifts5, energy storage6, and electric retrofits7 sectors. With ~75% of the off-highway vehicle sector stating that it “will or might take steps to pursue electrification,”8 there is a significant unmet need for ZeroNox’s products and services.

1 “Fact Sheet Climate Change - Un.org,” (United Nations).

2 “Agriculture Equipment Market Size Report, 2022-2030,” (Grand View Research).

3 “Construction Equipment Market Share & Trends, 2027,” (MarketsandMarkets).

4 “Mining Equipment Market Size, Share & Trends Report, 2030,” (Grand View Research).

5 “Forklift Market Size, Share & Trends Analysis Report, 2030,” (Grand View Research).

6 “Energy Storage Systems Market - Global Industry Analysis, Size, Share, Growth, Trends, Regional Outlook, and Forecast 2022 – 2030,” (Precedence Research).

7 “Automotive Retrofit Electric Vehicle Powertrain Market - Global Industry Analysis, Size, Share, Growth, Trends, Regional Outlook, and Forecast 2022-2030.” (Precedence Research).

8 Waytek. “State of Electrification Report 2019.” 2019.

ZeroNox has three complementary business verticals:

1.	ZEPP: The ZEPP was expressly designed to offer a flexible and scalable solution, and to do so by partnering with rather than competing with, existing internal combustion engine (“ICE”) OEMs. The LFP batteries in the ZEPP are ~30% more efficient and offer 4x the life cycle of lead-acid peers standard in industry[9], and the ZEPP’s unique telematics software allows OEMs and fleets to electrify or upgrade their equipment and vehicles as well as remotely monitor, manage and service their off-highway vehicles.

2.	EV Distribution: Through a network of dealership locations, ZeroNox strategically distributes its partners’ EV products into targeted, underserved areas. Today ZeroNox distributes through ~50 dealerships, however recent contracts have expanded this channel to nearly 1,500 dealership locations across the United States.

3.	EV Infrastructure Support: To strengthen its value proposition to OEM and fleet partners, ZeroNox provides vital infrastructure support, including renewable microgrids, charging stations, and energy storage systems to it partners.

The “Powered by ZeroNox” brand can be seen on fleets operating with customers such as Bayer, Universal Orlando, LAX Airport, and those on Oprah’s ranch, among others. With the ZEPP, customers see significant improvements in vehicle productivity, maintenance cost savings, and better battery life. As an example, when ZeroNox upgraded LA Airport’s Terminal Transit Vehicle (TTV) fleet, the ZEPP extended the runtime of the airport’s fleet from 3-4 hours per charge to 14 hours per charge.10

Management Comments

Vonn Christenson, CEO of ZeroNox, said, “Having been raised in the Central Valley of California, Robert and I returned home to build a business that would first and foremost support our community. We are motivated to bring our neighbors – who use off-highway vehicles for work across ranches, farms, and construction sites – high performing, affordable and zero emissions equipment that can help grow their businesses. Simply put, that’s our mission, and we are thrilled to partner with Growth for Good, a SPAC with a social impact and sustainability mission that aligns with our own.”

Robert Cruess, President of ZeroNox, added, “ZeroNox has proven itself to be a top solutions provider for OEM and fleet owners, and we believe this transaction will accelerate our long-term partnerships while furthering our first mover advantage. Our ZEPP delivers best-in-class battery and motor performance, intelligence, and charging capability, and our expertise allows us to design to the duty cycle of each of our partners’ needs efficiently and economically, solving problems that are new to many OEMs. We have grown our revenues at a CAGR of more than 200% over the last 3 years and have contracts that give us a clear path to profitability within 18 months. We feel that becoming a publicly listed company is an exciting and sensible next step in our growth evolution.”

9 Aric Shelby, “Advantages of Lithium Iron Phosphate Batteries over Lead-Acid Batteries,” (October 9, 2021).

10 Based on client provided information on performance from Jake Yoon, CFO of Airport Terminal Management LAX.

Yana Watson Kakar, CEO and Director of Growth for Good, commented, “At Growth for Good, we had a clear mandate of partnering with a sustainable company with strong business fundamentals, high growth potential, and a readiness to scale in the public market. We found that and more in ZeroNox, and are pleased to unify our companies at a time when the need for increased electrification in support of the health of our planet has never been greater.”

Dana Barsky, President and Director of Growth for Good, concluded, “With its existing signed OEM and fleet contracts, low CapEx cash requirements and asset-light business, ZeroNox is well-positioned to serve this large yet relatively untapped off-highway electric vehicle market. The Company’s significant expansion over the last three years is a testament to its product platform and the leadership of Vonn and Robert. We look forward to supporting ZeroNox’s tremendous growth potential in the public market.”

Following the close of the proposed transaction, Vonn Christenson, ZeroNox’s CEO and Co-Founder, and Robert Cruess, ZeroNox’s President and Co-Founder, will continue to lead the Company. Yana Watson Kakar, CEO and Director of Growth for Good, and Dana Barsky, President and Director of Growth for Good, will join ZeroNox’s Board of Directors.

Capital Efficient and Clear Path to Profitability

Unique from most other EV de-SPACs, ZeroNox has purpose built its business model to be capital efficient. When compared to its EV de-SPAC market peers over the last two years, ZeroNox has been almost 9 times more efficient at turning capital raised into revenue11, 12, generating ~$20 million in revenue on the delivery of ~800 vehicles over the period. The demonstrated success of the ZEPP during this expansion phase has led the Company to now have contracted revenue of ~$180 million13, delivering ~2,00013 units over the next three years. ZeroNox has several other signed partnerships expected to generate additional revenue during this period as well as a pipeline of partnerships in development, allowing it to further penetrate the ~$1.3 trillion global addressable market. This market includes electric vehicle retrofits, forklifts, mining equipment, construction equipment, agriculture equipment, and energy storage.

Transaction Overview

The proposed transaction, which is expected to close in the second half of 2023 subject to the satisfaction of customary closing conditions, including the approval of Growth for Good’s shareholders, has been unanimously approved by the Boards of Directors of both ZeroNox and Growth for Good.

Pursuant to the Merger Agreement among Growth for Good, the Company, and G4G Merger Sub Inc. (“Merger Sub”), a wholly-owned subsidiary of Growth for Good, dated March 7, 2023 (the “Merger Agreement”), Merger Sub will merge with and into ZeroNox, and ZeroNox will be the surviving corporation and wholly-owned subsidiary of Growth for Good which will be renamed “ZeroNox Holdings Inc.” and be a domesticated Delaware corporation. Assuming that no public shareholders of Growth for Good redeem their shares, ZeroNox’s existing shareholders are expected to own ~40% of the pro forma company at close. As of today, Growth for Good holds ~$253 million of cash in trust from its initial public offering in December 2021.

11 Represents the average for all closed EV-related de-SPACs with revenue generating targets during 2021 and 2022.

12 Excludes targets that do not disclose revenue projections for the year of de-SPAC.

13 Includes 560 units representing ~$26.3 million in Memorandum of Understandings.

Additional information about the proposed transaction, including a copy of the Merger Agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Growth for Good today with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

Advisors

Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel to Growth for Good. Loeb & Loeb LLP is acting as legal counsel to ZeroNox, and Chardan Capital Markets, LLC is acting as lead financial advisor.

Conference Call Information

ZeroNox and Growth for Good will host a joint investor conference call to discuss the proposed transaction and review the investor presentation today, Wednesday March 8, 2023, at 8:30am Eastern Time. The conference call can be accessed by dialing 866-518-6930 within the U.S. and +1 203-518-9797 for all other locations and provide the ID: GROWTH.

A live webcast of the conference call and associated presentation materials will be accessible here. A replay of the webcast will be available after completion of the conference call here.

About ZeroNox

ZeroNox is leading the electrification of off-highway commercial and industrial vehicles, with best-in-class LFP batteries and an electric powertrain (“ZEPP”) that is cleaner, high performing, and cost effective. As a first mover in the advanced off-highway electric vehicle (OHEV) powertrain market, ZeroNox is proudly designed and engineered in America, with offices in Porterville, California.

For more information, visit: https://www.zeronox.com and follow us on Twitter @ZeroNoxInc and https://www.linkedin.com/company/zeronox/

The information contained on, or accessible through, ZeroNox’s website is not incorporated by reference into this press release, and you should not consider it a part of this press release.

About The Growth for Good Acquisition Corporation

The Growth for Good Acquisition Corporation, led by CEO Yana Watson Kakar, President Dana Barsky, and Chairperson of the Board of Directors, Vikram Gandhi, focuses on sustainable, socially responsible companies with strong business fundamentals, high growth potential and a readiness to scale in the public markets. Our team of highly reputable sustainability investors and seasoned business operators seek to add strategic and operational as well as financial value to our merger partner. Growth for Good believes the market opportunity for sustainable companies has never been stronger and looks forward to supporting a company that will contribute to the decarbonization of the global economy.

For more information, visit: https://www.g4ginvestment.com and https://www.linkedin.com/company/growth-for-good-acquisition-corp/

The information contained on, or accessible through, The Growth for Good Acquisition Corporation’s website is not incorporated by reference into this press release, and you should not consider it a part of this press release.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Growth for Good intends to file a registration statement on Form S-4 (the “registration statement”) with the U.S. Securities and Exchange Commission (“SEC”), which will include a document that serves as a prospectus and a proxy statement of Growth for Good, referred to as a “proxy statement/prospectus.” The definitive proxy statement/prospectus will be filed with the SEC as part of the registration statement and will be sent to all Growth for Good stockholders as of the applicable record date to be established. Growth for Good may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF GROWTH FOR GOOD ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (if and when available) and all other relevant documents that are filed or that will be filed with the SEC by Growth for Good through the website maintained by the SEC at www.sec.gov. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus (if and when available) and all other relevant documents that are filed. The documents filed by Growth for Good with the SEC also may be obtained by contacting Growth for Good at 12 E 49th Street, 11th Floor, New York, NY 10017, or by calling (646) 450-1265.

Participants in the Solicitation

Growth for Good and ZeroNox and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Growth for Good’s stockholders in connection with the proposed transaction. A list of the names of the directors and executive officers of Growth for Good and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. Growth for Good’s stockholders and other interested parties may obtain free copies of these documents free of charge by directing a written request to Growth for Good.

No Offer or Solicitation

This press release and the information contained herein do not constitute (i) (a) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction or (b) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies. No offer of securities in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the U.S. Securities Act) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Growth for Good and ZeroNox. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) actual market adoption and growth rates of electrification technologies for commercial and industrial vehicles; (ii) ZeroNox’s ability to convert trial deployments with truck fleets into sales orders; (iii) delays in design, manufacturing and wide-spread deployment of ZeroNox’s products and technologies; (iv) failure of ZeroNox’s products to perform as expected or any product recalls; (v) ZeroNox’s ability to expand its relationships with OEMs and fleet owners, and its distribution network; (vi) ZeroNox’s ability to develop vehicles of sufficient quality and appeal on schedule and on large scale; (vii) ZeroNox’s ability to raise capital as needed; (viii) management’s ability to manage growth; (ix) the macroeconomic conditions and challenges in the markets in which ZeroNox operates; (x) the effects of increased competition in the electrification technology business; (xi) ZeroNox’s ability to defend against any intellectual property infringement or misappropriation claims; (xii) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Growth for Good ’s securities, (xiii) the risk that the transaction may not be completed by Growth for Good ’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Growth for Good, (xiv) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of Growth for Good and the receipt of certain governmental and regulatory approvals, (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (xvi) the effect of the announcement or pendency of the transaction on ZeroNox’s business relationships, operating results and business generally, (xvii) risks that the proposed transaction disrupts current plans and operations of ZeroNox and potential difficulties in ZeroNox employee retention as a result of the transaction, (xviii) the outcome of any legal proceedings that may be instituted against ZeroNox or against Growth for Good related to the Merger Agreement or the proposed transaction, (xix) the ability to maintain the listing of Growth for Good’s securities on a national securities exchange, (xx) the price of Growth for Good’s securities may be volatile due to a variety of factors, including changes in the competitive industries in which Growth for Good plans to operate or ZeroNox operates, variations in operating performance across competitors, changes in laws and regulations affecting Growth for Good’s or ZeroNox’s business and changes in the combined capital structure, (xxi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xxii) the risk of economic downturns and a changing regulatory landscape. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Growth for Good’s registration on Form S-1 (File No. 333-261369), the registration statement on Form S-4 discussed above and other documents filed by Growth for Good from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Growth for Good and ZeroNox assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Growth for Good nor ZeroNox gives any assurance that either Growth for Good or ZeroNox or the combined company will achieve its expectations.

Contacts

For Media:

Amanda Shpiner / Sara Widmann

Gasthalter & Co.

212 257 4170

as@gasthalter.com / sw@gasthalter.com

For Investors:

ZeroNox

Robert Cruess, President

robertc@zeronox.com

Growth for Good
Dana Barsky, President

dana.barsky@g4ginvestment.com